AGREEMENT

FOR THE EXCHANGE OF SECURITIES

BY AND AMONG

ONYX SERVICE & SOLUTIONS, INC.

(A DELEWARE CORPORATION)

AND

SOUTHERN GEOPOWER CORP.

(A WYOMING CORPORATION)

AND

THE SHAREHOLDER OF

SOUTHERN GEOPOWER CORP.

i

INDEX

Page

Cover page

i

ARTICLE I – Exchange of Securities

1

Exchange of Securities

1

1.1

Issuance of Securities

1

1.2

Exemption from Registration

2

ARTICLE II – Representations and Warranties of Southern GeoPower Corp.

2

Representations and Warranties of SOUTHERN GEOPOWER CORP.

2

2.1

Organization

2

2.2

Capital

2

2.3

Subsidiaries

2

2.4

Directors and Executive Officers

2

2.5

Financial Statements

2

2.6

Absence of Changes

3

2.7

Absence of Undisclosed Liabilities

3

2.8

Tax Returns

3

2.9

Investigation of Financial Condition

3

2.10

Intellectual Property Rights

3

2.11

Compliance with Laws

3

2.12

Litigation

3

2.13

Authority

4

2.14

Ability to Carry Out Obligations

4

2.15

Full Disclosure

4

2.16

Assets

4

2.17

Indemnification

4

2.18

Criminal or Civil Acts

4

2.19

Restricted Securities

5

ARTICLE III – Representations and Warranties of Onyx Service & Solutions Inc..

5

Representations and Warranties of ONYX SERVICE & SOLUTIONS INC.

5

3.1

Organization

5

3.2

Capital

5

3.3

Subsidiaries

5

3.4

Directors and Officers

5

3.5

Financial Statements

6

3.6

Absence of Changes

6

3.7

Absence of Undisclosed Liabilities

6

3.8

Tax Returns

6

3.9

Investigation of Financial Condition

6

3.10

Intellectual Property Rights

6

3.11

Compliance with Laws

6

3.12

Litigation

7

3.13

Authority

7

3.14

Ability to Carry Out Obligations

7

3.15

Full Disclosure

7

3.16

Assets

7

3.17

Indemnification

7

3.18

Criminal or Civil Acts

8

ARTICLE IV – Covenants Prior to the Closing Date

8

Covenants Prior to the Closing Date

8

4.1

Investigative Rights

8

4.2

Conduct of Business

8

4.3

Confidential Information

8

4.4

Notice of Non-Compliance

8

ARTICLE V – Conditions Precedent to ONYX SERVICE & SOLUTIONS, INC. Performance

8

Conditions Precedent to ONYX SERVICE & SOLUTIONS, INC. Performance

8

5.1

Conditions

8

5.2

Accuracy of Representations

9

5.3

Performance

9

5.4

Absence of Litigation

9

5.5

Officer’s Certificate

9

5.6

Corporate Action

9

5.7

Acceptance of Financial Statements

9

ARTICLE VI–Conditions Precedent to SOUTHERN GEOPOWER CORP Performance

9

Conditions Precedent to SOUTHERN GEOPOWER CORP. Performance

9

6.1

Conditions

9

6.2

Accuracy of Representations

10

6.3

Performance

10

6.4

Absence of Litigation

10

6.5

Officer’s Certificate

10

6.6

Payment of Liabilities

10

6.7

Directors of ONYX SERVICE & SOLUTIONS, INC.

10

6.8

Officers of ONYX SERVICE & SOLUTIONS, INC.

10

ARTICLE VII – Closing

10

Closing

10

7.1

Closing

10

ARTICLE VIII – Covenants Subsequent to the Closing Date

11

Covenants Subsequent to the Closing Date

11

8.1

Change in Name and Address                                                                      11

8.2

Registration and Listing

11

ARTICLE IX – Miscellaneous

11

Miscellaneous

11

9.1

Captions and Headings

11

9.2

No Oral Change

11

9.3

Non-Waiver

11

9.4

Time of Essence

12

9.5

Entire Agreement

12

9.6

Choice of Law

12

9.7

Counterparts

12

9.8

Notices

12

9.9

Binding Effect

12

9.10

Mutual Cooperation

12

9.11

Finders / Brokers

12

9.12

Announcements

12

9.13

Expenses

12

9.14

Survival of Representations and Warranties

12

9.15

Exhibits

12

9.16

Termination, Amendment and Waiver

13

EXHIBITS

Allocation of Securities

Exhibit

 1.1

Subscription Agreement

Exhibit

 1.2

Financial Statements of SOUTHERN GEOPOWER CORP.

Exhibit

 2.5

Financial Statements of ONYX SERVICE & SOLUTIONS, INC.

Exhibit

 3.5

AGREEMENT

THIS AGREEMENT (“Agreement”) is made as of August 22, 2011, by and among ONYX SERVICE & SOLUTIONS, INC., a Delaware corporation (“ONYX” or the “Company”), SOUTHERN GEOPOWER CORP., a Wyoming corporation (“SGPC”), and Blackstone Equity Partners PTE LTD, the registered holder of 100% of the shares of SGPC (the “SHAREHOLDER”).

WHEREAS, ONYX desires to acquire all of the issued and outstanding common stock of (“SGPC”) from the SHAREHOLDER in exchange for newly issued unregistered shares of common stock of ONYX;

WHEREAS, SGPC desires to assist ONYX in acquiring all of the issued and outstanding shares of SGPC pursuant to the terms of this Agreement; and

WHEREAS, the SHAREHOLDER desires to exchange one hundred percent (100%) of the shares of SGPC held by SHAREHOLDER (i.e. 1,000,000 shares) for 11,000,000 shares of the Company’s common stock for a cumulative total of 11,000,000 shares of the common stock of the Company (the “Purchase Shares”) to be issued to the SHAREHOLDER in exchange for the SGPC Shares (as hereinafter defined), or (71.85%) of the capital stock of the Company outstanding after the exchange.

NOW, THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties hereto agree as follows:

ARTICLE I

Exchange of Securities

1.1

Issuance of Securities. Subject to the terms and conditions of this Agreement, ONYX agrees to issue and exchange the Purchase Shares for one hundred percent (100%) of the issued and outstanding shares of SGPC, i.e., 1,000,000 shares (the “SGPC Shares”) held by the SHAREHOLDER.  Upon the Closing Date of this Agreement (the “Closing Date”), the Board of Directors of ONYX (the “Board”) shall direct that the Purchase Shares of ONYX be issued as set forth in Section 1.1 hereof.

(a)

Existing ONYX Common Stock. The ONYX shareholders existing prior to the Closing Date shall, upon the occurrence of the Closing and the issuance of the additional shares to be issued pursuant to this Agreement, including the Purchase Shares, continue to own all of the common shares of ONYX currently issued and outstanding representing approximately 28.1% of the equity interest or instruments convertible into common shares of the Company after the exchange on a fully diluted basis.

(b)

ONYX MAJORITY SHAREHOLDER Approval. By his signature affixed at the end of this Agreement, the ONYX MAJORITY SHAREHOLDER indicates his assent to all the provisions of this Agreement including, without limitation, the issuance of the Purchase Shares to theSHAREHOLDER.

1.2

Exemption from Registration. The parties hereto intend that all ONYX common shares to be issued to the SHAREHOLDER shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) and/or Section 506 of Regulation D of the Act and rules and regulations promulgated there under.  In furtherance thereof, the SHAREHOLDER will execute and deliver to ONYX on the Closing Date subscription agreements formalizing this exchange.

ARTICLE II

Representations and Warranties of SGPC

SGPC hereby represents and warrants to ONYX that:

2.1

Organization. SGPC is a corporation duly organized, validly existing and in good standing under the laws of Wyoming, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

2.2

Capital. There are an aggregate of 1,000,000 shares of SGPC shares issued and outstanding. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating SGPC to issue any additional SGPC shares of any class.

2.3

Subsidiaries. SGPC does not have any subsidiaries or own any interest in any other enterprise.

2.4

Directors and Executive Officers. The names and titles of the directors and executive officers of SGPC are as follows:

Name

Position

Thomas Massey

President / Sole Director

2.5

Financial Statements. On or before the Closing Date, SGPC shall provide ONYX with financial statements of SGPC for the fiscal years ended July 31, 2011and July 31, 2010 (the “SGPC Financial Statements”). The financial statements are attached hereto as Exhibit 2.5.SGPC’s Financial Statements shall be prepared in accordance with generally accepted accounting principles and practices consistently followed by SGPC throughout the periods indicated, and fairly present the financial position of SGPC as of the date of the balance sheets included in the SGPC Financial Statements and the results of operations for the periods indicated.

2.6

Absence of Changes. Since July31, 2011, there has not been any material change in the financial condition or operations of SGPC.  As used throughout this Agreement, “material” means:  Any change or effect (or development that, insofar as can be reasonably foreseen, is likely to result in any change or effect) that causes substantial increase or diminution in the business, properties, assets, condition (financial or otherwise) or results of operations of a party.  Taken as a whole, material change shall not include changes in national or international economic conditions or industry conditions generally; changes or possible changes in statutes and regulations applicable to a party; or the loss of employees, customers or suppliers by a party as a direct or indirect consequence of any announcement relating to this transaction.

2.7

Absence of Undisclosed Liabilities. As of July31, 2011, SGPC did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the SGPC Financial Statements.

2.8

Tax Returns. SGPC has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any, reflected in Exhibit 2.5 are adequate for the periods indicated.  There are no present disputes as to taxes of any nature payable by SGPC.

2.9

Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, ONYX, its legal counsel and accountants shall have the opportunity to meet with SGPC’s accountants and attorneys to discuss the financial condition of SGPC during reasonable business hours and in a manner that does not interfere with the normal operation of SGPC’s business.  SGPC shall make available to ONYX all books and records of SGPC.

2.10

Intellectual Property Rights. SGPC owns or has the right to use all trademarks, service marks, trade names, copyrights and patents material to its business.

2.11

Compliance with Laws. To the best of SGPC’s knowledge, SGPC has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations, including federal and state securities laws, except where such non-compliance would not have a material adverse impact upon its business or properties.

2.12

Litigation. SGPC is not a defendant in any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of SGPC, threatened against or affecting SGPC or its business, assets or financial condition.  SGPC is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it.  SGPC is not engaged in any material litigation to recover monies due to it.

2.13

Authority. The Board of Directors of SGPC has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and SGPC has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of SGPC and is enforceable in accordance with its terms and conditions.  SHAREHOLDER has agreed to and has approved the terms of this Agreement and the exchange of securities contemplated hereby.

2.14

Ability to Carry Out Obligations. The execution and delivery of this Agreement by SGPC and the performance by SGPC of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which SGPC is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of SGPC, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of SGPC.

2.15

Full Disclosure. None of the representations and warranties made by SGPC herein or in any exhibit, certificate or memorandum furnished or to be furnished by SGPC, or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

2.16

Assets. SGPC’s assets are fully included in Exhibit 2.5 and are not subject to any claims or encumbrances except as indicated in Exhibit 2.5.

2.17

Indemnification. SGPC agrees to indemnify, defend and hold ONYX harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees asserted by third parties against ONYX which arise out of, or result from (i) any breach by SGPC in performing any of its covenants or agreements under this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by SGPC under this Agreement, (ii) a failure of any representation or warranty in this Article II or (iii) any untrue statement made by SGPC in this Agreement.

2.18

Criminal or Civil Acts. For the period of five years prior to the execution of this Agreement, no executive officer, director or principal stockholder of SGPC has been convicted of a felony crime, been the subject of a Securities and Exchange Commission (the “Commission”) or National Association of Securities Dealers (the “NASD”) judgment or decree, or is currently the subject to any investigation in connection with a Commission or NASD proceeding.

2.19

Restricted Securities.  SGPC and SGPC’s SHAREHOLDER acknowledge that all of the ONYX shares issued by ONYX pursuant to section 1.1 hereof are restricted securities and none of such securities may be sold or publicly traded except in accordance with the provisions of the Securities Act of 1933, as amended (the “Act”).

ARTICLE III

Representations and Warranties of ONYX

ONYX represents and warrants to SGPC that:

3.1

Organization. ONYX is a corporation duly organized, validly existing and in good standing under the laws of Delaware, has all necessary corporate powers to carry on its business, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

3.2

Capital. The authorized shares of ONYX consists of (i) 250,000,000 shares of common stock, $0.0001 par value, of which 4,309,000 shares are issued and outstanding as of the Closing Date; and (ii) 10,000,000 shares of undesignated preferred stock, of which no shares are issued and outstanding.

As of the Closing Date, following the issuance of the Purchase Shares as set forth in 1.1 hereof, there shall be a total of (i) 15.309,000 shares of common stock of the Company issued and outstanding; and (ii) no shares of the preferred stock issued and outstanding.

All of the outstanding common shares prior to the entering into this Agreement are, and all of the Purchase Shares to be issued as set forth in 1.1 hereof, shall be duly and validly issued, fully paid and non-assessable. Other than as set forth herein, there are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating ONYX to issue any additional shares of any class.

3.3

Subsidiaries. ONYX does not have any subsidiaries or own any interest in any other enterprise.

3.4

Directors and Officers. The name and title of the director(s) and executive officer(s) of ONYX are as follows:

Name

Position

Malcolm Burleson

Chairman & Chief Executive Officer

Mary Passalaqua

Director & Corporate Secretary

3.5

Financial Statements. On or before the Closing Date, ONYX shall provide SGPC with financial statements of ONYX for the two fiscal years ended December 31, 2010 and December 31, 2009 (the “ONYX Financial Statements”).  The financial statements are attached hereto as Exhibit 3.5.ONYX’s Financial Statements will be prepared in accordance with generally accepted accounting principles and practices consistently followed by ONYX throughout the periods indicated, and fairly present the financial position of ONYX as of the date of the balance sheets included in the ONYX Financial Statements and the results of operations for the periods indicated.

3.6

Absence of Changes. Since December 31, 2010, there has not been any undisclosed material change in the financial condition or operations of ONYX.  As used throughout this Agreement, “material” means:  Any change or effect (or development that, insofar as can be reasonably foreseen, is likely to result in any change or effect) that causes substantial increase or diminution in the business, properties, assets, condition (financial or otherwise) or results of operations of a party.  Taken as a whole, material change shall not include changes in national or international economic conditions or industry conditions generally; changes or possible changes in statutes and regulations applicable to a party; or the loss of employees, customers or suppliers by a party as a direct or indirect consequence of any announcement relating to this transaction.

3.7

Absence of Undisclosed Liabilities. As of December 31, 2010, ONYX did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the ONYX Financial Statements.

3.8

Tax Returns. ONYX has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any, reflected in Exhibit 3.5 are adequate for the periods indicated.  There are no present disputes as to taxes of any nature payable by ONYX.

3.9

Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, SGPC, its legal counsel and accountants shall have the opportunity to meet with ONYX’s accountants and attorneys to discuss the financial condition of ONYX during reasonable business hours and in a manner that does not interfere with the normal operation of ONYX’s business.  ONYX shall make available to SGPC all books and records of ONYX.

3.10

Intellectual Property Rights. ONYX has no trademarks, service marks, trade names, copyrights or patents material to its business.

3.11

Compliance with Laws. To the best of ONYX’s knowledge, ONYX has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations, including federal and state securities laws, except where such non-compliance would not have a material adverse impact upon its business or properties.

3.12

Litigation. ONYX is not a defendant in any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of ONYX, threatened against or affecting ONYX or its business, assets or financial condition.  ONYX is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it.  ONYX is not engaged in any material litigation to recover monies due to it.

3.13

Authority. The Board of ONYX has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and ONYX has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of ONYX and is enforceable in accordance with its terms and conditions.

3.14

Ability to Carry Out Obligations. The execution and delivery of this Agreement by ONYX and the performance by ONYX of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which ONYX is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of ONYX, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of ONYX.

3.15

Full Disclosure. None of the representations and warranties made by ONYX herein or in any exhibit, certificate or memorandum furnished or to be furnished by ONYX, or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

3.16

Assets. ONYX assets are fully included in Exhibit 3.5 and are not subject to any claims or encumbrances except as indicated in Exhibit 3.5.

3.17

Indemnification. ONYX agrees to indemnify, defend and hold SGPC harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees asserted by third parties against SGPC which arise out of, or result from (i) any breach by ONYX in performing any of its covenants or agreements under this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by ONYX under this Agreement, (ii) a failure of any representation or warranty in this Article III or (iii) any untrue statement made by ONYX in this Agreement.

3.18

Criminal or Civil Acts. For the period of five years prior to the execution of this Agreement, no executive officer, director or principal stockholder of ONYX has been convicted of a felony crime, been the subject of a Commission or NASD judgment or decree, or is currently the subject to any investigation in connection with a Commission or NASD proceeding.

ARTICLE IV

Covenants Prior to the Closing Date

4.1

Investigative Rights. Prior to the Closing Date, each party shall provide to the other party, and such other party’s counsel, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party’s properties, books, contracts, commitments and records for the purpose of examining the same.  Each party shall furnish the other party with all information concerning each party’s affairs as the other party may reasonably request.  If, during the investigative period one party learns that a representation of the other party was not accurate, no such claim may be asserted by the party so learning that a representation of the other party was not accurate.

4.2

Conduct of Business. Prior to the Closing Date, each party shall conduct its business in the normal course and shall not sell, pledge or assign any assets without the prior written approval of the other party, except in the normal course of business.  Neither party shall amend its Articles of Incorporation or Bylaws (except as may be described in this Agreement), declare dividends, redeem or sell stock or other securities.  Neither party shall enter into negotiations with any third party or complete any transaction with a third party involving the sale of any of its assets or the exchange of any of its common stock.

4.3

Confidential Information.  Each party will treat all non-public, confidential and trade secret information received from the other party as confidential, and such party shall not disclose or use such information in a manner contrary to the purposes of this Agreement.  Moreover, all such information shall be returned to the other party in the event this Agreement is terminated.

4.4

Notice of Non-Compliance.  Each party shall give prompt notice to the other party of any representation or warranty made by it in this Agreement becoming untrue or inaccurate in any respect or the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement.

ARTICLE V

Conditions Precedent to ONYX’s Performance

5.1

Conditions. ONYX’s obligations hereunder shall be subject to the satisfaction at or before the Closing Date of all the conditions set forth in this Article V.  ONYX may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by ONYX of any other condition of or any of ONYX’s other rights or remedies, at law or in equity, if SGPC shall be in default of any of its representations, warranties or covenants under this Agreement.

5.2

Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by SGPC in this Agreement or in any written statement that shall be delivered to ONYX by SGPC under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

5.3

Performance. SGPC shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

5.4

Absence of Litigation. No action, suit or proceeding, including injunctive actions, before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against SGPC on or before the Closing Date.

5.5

Officer’s Certificate. SGPC shall have delivered to ONYX a certificate dated the Closing Date signed by the Chief Executive Officer of SGPC certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article II are true and correct as of the Closing Date.

5.6

Corporate Action. SGPC shall have obtained the approval of theSHAREHOLDER for the transaction contemplated by this Agreement.

5.7

Acceptance of Financial Statements. SGPC shall have reviewed and in its sole discretion accepted, prior to the Closing Date, the ONYX Financial Statements as set forth in Exhibit 3.5.

ARTICLE VI

Conditions Precedent to SGPC’s Performance

6.1

Conditions. SGPC’s obligations hereunder shall be subject to the satisfaction at or before the Closing Date of all the conditions set forth in this Article VI. SGPC may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by SGPC of any other condition of or any of SGPC’s rights or remedies, at law or in equity, if ONYX shall be in default of any of its representations, warranties or covenants under this Agreement.

6.2

Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by ONYX in this Agreement or in any written statement that shall be delivered to SGPC by ONYX under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

6.3

Performance. ONYX shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

6.4

Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against ONYX on or before the Closing Date.

6.5

Officer’s Certificate. ONYX shall have delivered to SGPC a certificate dated the Closing Date signed by the Chief Executive Officer of ONYX certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article III are true and correct as of the Closing Date.

6.6

Payment of Liabilities. On or before the Closing Date, ONYX shall have paid any outstanding obligations and liabilities of ONYX through the Closing Date, including obligations created subsequent to the execution of this Agreement.

6.7

Directors of ONYX. On or before the Closing Date, the Board of ONYX shall appoint the designees of SGPC to ONYX’s Board of Directors and all directors not so designated simultaneously resign from the Board of Directors.

6.8

Officers of ONYX. On or before the Closing Date, the newly constituted Board of ONYX shall elect the officers of ONYX and any other then existing executive officers of ONYX shall resign.

6.9

Acceptance of Financial Statements.  ONYX shall have reviewed and in its sole discretion accepted, prior to the Closing Date, the SGPC’s Financial Statements as set forth in Exhibit 2.5.

ARTICLE VII

Closing

7.1

Closing. The closing of this Agreement shall be held at the offices of ONYX or at any mutually agreeable place on or prior to August31, 2011, unless extended by mutual agreement.  At the closing:

(a)

SGPC shall deliver to ONYX (i) the SHAREHOLDER stock certificates representing 100% of the outstanding shares of SGPC, (ii) an assignment of all of the SGPC’s shares to ONYX, (iii) the officer’s certificate described in Section 5.5, and (iv) signed minutes of its directors approving this Agreement.

(b)

ONYX shall deliver to SGPC (i) certificates representing the Purchase Shares, (ii) the officer’s certificate described in Section 6.5, (iii) signed minutes of its directors approving this Agreement, and (iv) resignations of its executive officers and directors pursuant to Sections 6.7 and 6.8.

ARTICLE VIII

Covenants Subsequent to the Closing Date

8.1

Corporate Changes. Immediately upon the Closing or as soon thereafter as practicable, ONYX shall:

(a)

Change its fiscal year end to July 31 in order to march that of SGPC;

(b)

      Appoint new management if so designated by the SHAREHOLDER; and

(c)

Change its corporate address to:

5445 DRTC Pkwy Penthouse 4

Greenwood, Village CO 80111

ARTICLE IX

Miscellaneous

9.1

Captions and Headings. The article and Section headings throughout this Agreement are for convenience and reference only and shall not define, limit or add to the meaning of any provision of this Agreement.

9.2

No Oral Change. This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

9.3

Non-Waiver. The failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions.  No waiver by any party of one breach by another party shall be construed as a waiver with respect to any other subsequent breach.

9.4

Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

9.5

Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto and supersedes all prior agreements and understandings.

9.6

Choice of Law. This Agreement and its application shall be governed by the laws of the state of Wyoming.

9.7

Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.8

Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, via facsimile or by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

SGPC:

SOUTHERN GEOPOWER CORP.

5847 San Felipe St FL17

Houston, Texas 77057

ONYX:

ONYX SERVICE & SOLUTIONS, INC.

7337 Oswego Road

Liverpool NY 13090

9.9

Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

9.10

Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

9.11

Finders/ Brokers. There are no finders or brokers in connection with this transaction.

9.12

Announcements.  The parties will consult and cooperate with each other as to the timing and content of any public announcements regarding this Agreement.

9.13

Expenses. Each party will bear their own expenses, including legal fees incurred in connection with this Agreement.  The SHAREHOLDER will not be responsible for any costs incurred in connection with the transaction contemplated by this Agreement.

9.14

Survival of Representations and Warranties. The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument, certificate, opinion or other writing providing for in it, shall survive the Closing Date.

9.15

Exhibits. As of the execution hereof, the parties have provided each other with the exhibits described herein.  Any material changes to the exhibits shall be immediately disclosed to the other party.

   9.16

Termination, Amendment and Waiver.

(a)

Termination.  This Agreement may be terminated at any time prior to the Closing Date, whether before or after approval of matters presented in connection with the share exchange by the shareholders of ONYX or by the SHAREHOLDER:

(1)

By mutual written consent of SGPC and ONYX;

(2)

By either SGPC or ONYX;

(i)

If any court of competent jurisdiction or any governmental, administrative or regulatory authority, agency or body shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement; or

(ii)

If the transaction shall not have been consummated on or before August31, 2011 unless the failure to consummate the transaction is the result of a material breach of this Agreement by the party seeking to terminate this Agreement.

(3)

By SGPC, if ONYX breaches any of its representations or warranties hereof or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement; and

(4)

By ONYX, if SGPC breaches any of its representations or warranties hereof or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement.

(b)

Effect of Termination.  In the event of termination of this Agreement by either ONYX or SGPC, as provided herein, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of SGPC or ONYX, and such termination shall not relieve any party hereto for any intentional breach prior to such termination by a party hereto of any of its representations or warranties or any of its covenants or agreements set forth in this Agreement.

(c)

Extension; Waiver.  At any time prior to the Closing Date, the parties may, to the extent legally allowed, (a) extend the time for the performance of any of the obligation of the other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or waive compliance with any of the agreements or conditions contained herein.  Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.  The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

(d)

Procedure for Termination, Amendment, Extension or Waiver.  A termination of this Agreement, an amendment of this Agreement or an extension or waiver shall, in order to be effective, require in the case of SGPC or ONYX, action by its respective Board of Directors or the duly authorized designee of such Board of Directors.

In witness whereof, the parties hereto have executed this Agreement concerning the exchange of securities on the date first above written.

SOUTHERN GEOPOWER CORP.

By:  _________________________

Thomas Massey, President

ONYX SERVICE & SOLUTIONS, INC.

By: _________________________

Malcolm Burleson, CEO

Exhibit 1.1

ALLOCATION OF SECURITIES

UPON CLOSING

A.

 COMMON STOCK OF COMPANY

Authorized:  250,000,000 shares, .0001 par value

Issued and Outstanding: 15,309,000 shares

B.

PREFERRED STOCK

Authorized:  10,000,000shares

Issued and Outstanding: 0shares